SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date earliest event reported) JULY 20, 1998
                                                       -------------

                           COMPUTER MARKETPLACE, INC.
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             (exact name of registrant as specified in its charter)


         DELAWARE                       0-1473                 33-0008870
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(State or other jurisdiction         (Commission             (IRS Employer
    of incorporation)                File Number)        Identification Number)


                 1171 RAILROAD STREET, CORONA, CALIFORNIA 91720
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               (Address of principal executive offices) (Zip Code)



        Registrant's Telephone Number, Including Area Code:(909) 735-2120
                                                           --------------


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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On July 20, 1998, Computer Marketplace, Inc. (the "Company") was notified by The Nasdaq Stock Market that its request to continue listing the Company's Common Stock on The Nasdaq SmallCap Market was denied. Accordingly, the Company securities will be delisted from The Nasdaq SmallCap Market effective as of the close of business on July 28, 1998. It is anticipated that the Company's shares of Common Stock will commence trading on the OTC Bulletin Board on July 29, 1998.


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


                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.



                                            Computer Marketplace, Inc.



                                            By:   /s/ L. WAYNE KILEY
                                                  ---------------------------
                                                      L. Wayne Kiley
                                                      President


Dated:   July 22, 1998



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